Hudson Pacific Properties, Inc. Press Release Hudson Pacific Announces Executive Promotions Andy Wattula named Chief Operating Officer and Drew Gordon named Chief Investment Officer ____________ LOS ANGELES (October 20, 2022)—Hudson Pacific Properties, Inc. (NYSE: HPP), a unique provider of end-to-end real estate solutions for tech and media tenants, today announced the promotions of Drew Gordon, formerly Executive Vice President for California Office Operations, to Chief Investment Officer, and Andy Wattula, formerly Executive Vice President for Pacific Northwest/Canada Office Operations, to Chief Operating Officer. "Drew and Andy are tenured executives who have demonstrated their ability to strategically lead Hudson Pacific’s investments and operations functions, respectively," said Victor Coleman, Chairman and CEO for Hudson Pacific. "This expanded organizational structure will support efficient decision-making and add value over the long term as we leverage our unique expertise and relationships to deliver world-class office and studio facilities." As Chief Operating Officer, Wattula will oversee operations for the company’s entire office portfolio. Wattula joined Hudson Pacific in 2017 and has been instrumental in the success of the company’s Seattle and Vancouver operations. Prior to Hudson Pacific, Wattula was a Senior Vice President with Beacon Capital Partners and a Director at Hines. He also served as a Naval Flight Officer in the United States Navy. As Chief Investment Officer, Gordon will oversee acquisitions and dispositions for Hudson Pacific. Gordon has been with Hudson Pacific since 2011 and has led operations throughout California and in Seattle. Prior to Hudson Pacific, he held executive positions at real estate firms including Venture Corporation, ATC Partners and SKS Investments. About Hudson Pacific Properties Hudson Pacific Properties (NYSE: HPP) is a real estate investment trust serving dynamic tech and media tenants in global epicenters for these synergistic, converging and secular growth industries. Hudson Pacific’s unique and high-barrier tech and media focus leverages a full- service, end-to-end value creation platform forged through deep strategic relationships and niche expertise across identifying, acquiring, transforming and developing properties into world- class amenitized, collaborative and sustainable office and studio space. For more information visit HudsonPacificProperties.com. Forward-Looking Statements This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," or "potential" or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events, or trends and that do not relate solely to historical matters. Forward-looking statements involve

Hudson Pacific Properties, Inc. Press Release known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the company's control, which may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled "Risk Factors" in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by the company from time to time with the SEC. Investor Contact Laura Campbell Executive Vice President, Investor Relations & Marketing (310) 622-1702 lcampbell@hudsonppi.com Media Contact Laura Murray Senior Director, Communications (310) 622-1781 lmurray@hudsonppi.com